Exhibit 10.4

股权质押协议

Equity Pledge Agreement

本股权质押协议（下称“本协议”）由下列各方于2024年 1 月 31 日在中国上海市签订：

This Equity Pledge Agreement (“Agreement”) is made and entered into in Shanghai, China (PRC) on January 31, 2024 by and among the following Parties:

1.        上海诺斯拉文化有限公司 （以下称为“质权人”）

注册地 ：上海市奉贤区平庄西路1599号

Shanghai Nocera Culture Co., Ltd.（hereinafter referred to as the “Pledgee”）

Registered Address: No. 1599, Pingzhuang West Road, Fengxian District, Shanghai, China

2.        宗辉 （以下称为“出质人”）

住所： 上海市浦东新区永泰路136弄25号402室

Zong Hui （hereinafter referred to as the “Pledgor”）

Domicile: Room 402, No. 25, Lane 136, Yongtai Road, Pudong New District, Shanghai, China

3.        杭州星咖互娱文化传媒有限公司（以下称为“国内公司”）

注册地 ：浙江省杭州市滨江区峰达中心A座1501室

Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD（hereinafter referred to as the “Domestic Company”）

Registered Address: Room 1501, Building A, Fengda Center, Binjiang District, Hangzhou, Zhejiang, China

在本协议中，质权人、出质人在国内公司以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgor and Domestic Company shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.      出质人持有国内公司100%的股权管理权，该公司目前没有任何质押或其他产权负担;

The Pledgor holds the management right of 100% equity interest in the Domestic Company, which is currently free from any pledge or other encumbrance;

2.      质权人是在中华人民共和国（以下简称“中国”）成立的企业;以及

The Pledgee is an enterprise established in the People’s Republic of China (PRC) and

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3.      作为出质人履行其合约义务（定义见下文）的担保，出质人拟将其在国内公司的全部股权质押予质权人。

As a security for the performance by the Pledgor of his Contractual Obligations (as defined below), the Pledgor intends to pledge all of his equity interests in the Domestic Company to the Pledgee.

因此，各方在友好协商后，特此同意如下：

NOW, THEREFORE, the Parties, upon friendly negotiation, hereby agree as follows:

1.        定义

Definitions

除非本协议另有规定，下列术语具有以下含义：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1  “合同义务”是指出质人根据附录1中规定的协议以及对本协议进行的任何修改、修订和/或重述而作出的所有合同义务、陈述、保证等;

“Contractual Obligations” shall refer to all contractual obligations of, and representations, warranties and covenants made by the Pledgor under the agreements set forth in Appendix 1 and any amendment, revision and/or restatement thereto and this Agreement;

1.2  “担保债务”指由质权人因出质人和/或国内公司的任何违约事件（定义见下文）可能遭受的任何及所有直接或间接损失和可诉利益损失;以及质权人促使出质人和/或国内公司履行合同义务以及实现质押时可能产生的一切费用。

“Secured Debts” shall refer to any and all direct or indirect losses and loss of projectable benefits as may be suffered by the Pledgee as a result of any Event of Default (as defined below) of the Pledgor and/or the Domestic Company; and all costs as may be incurred by the Pledgee in connection with its enforcement of the performance of the Contractual Obligations by the Pledgor and/or the Domestic Company and the costs of realization of the Pledge.

1.3  “质权”应具有本协议第2条规定的含义。

“Pledge” shall have the meaning set forth in Article 2 hereof.

1.4  “质押股权”是指出质人在国内公司合法持有的所有股权。

“Pledged Equity” shall refer to all equity legally held by the Pledgor in the Domestic Company.

1.5  “质押期限”是指本协议第3.1条规定的期限。

“Term of Pledge” shall refer to the period set forth in Article 3.1 hereof.

1.6  “违约事件”应指本协议第7.1条所列的任何情况。

“Event of Default” shall refer to any circumstance listed in Article 7.1 hereof.

1.7  “违约通知”是指质权人根据本协议指称发生违约事件而发出的通知。

“Notice of Default” shall refer to the notice issued by the Pledgee in accordance with this Agreement to declare the occurrence of an Event of Default.

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2.        质权

The Pledge

作为出质人和国内公司全面、完整履行合同义务的担保，出质人特此以其股权设定质押予质权人，质权人有权就该股权享有权利和权益（“质权”）并优先获得赔偿。

As a security for the full and complete performance of the Contractual Obligations by the Pledgor and the Domestic Company, the Pledgor hereby pledges the Pledged Equity defined herein to the Pledgee, and the Pledgee shall be entitled to the pledge rights and interests (“Pledge”）of the Pledged Equity and have the priority in receiving compensation.

3.        质押期限

Term of Pledge

3.1  本协议项下的质押应在质押股权向相关工商行政管理局（“AIC ”）登记之日确定，并在担保债务全部解除之日终止。出质人应在签署本协议后三十（30）天内根据中国有关法律法规向国内公司住所的AIC提交申请，以便进行质押登记。

The Pledge hereunder shall be established on the date when the pledge of the Pledged Equity has been registered with relevant administration for industry and commerce (the “AIC”) and extinguished on the date when the Secured Debts are discharged in full. The Pledgor shall submit an application to the AIC at the domicile of the Domestic Company for registration of the Pledge within thirty (30) days upon execution of this Agreement in accordance with relevant PRC regulations.

3.2  在本协议有效期内，如果国内公司或出质人未能完全履行其所有合同义务或者发生本协议第7.1条规定的任何违约事件，质权人有权根据本协议及相关中国法律法规实现质权。

During the Term hereof, if the Domestic Company or the Pledgor fails to fully perform all of its or his Contractual Obligations or has any Event of Default set forth in Article 7.1 hereof, the Pledgee shall have the right to enforce the Pledge in accordance with this Agreement and relevant PRC laws and regulations.

4.        质押股权记录的保管

Custody of Records for Equity subject to Pledge

4.1   在本协议规定的质押期限内，出质人应当签署并促使国内公司签署出资证明书和所附股东名册，并将其与有关AIC签发的质押登记记录一并交付予质权人，质权人应在此处规定的质押期限内保管此类文件。

During the Term of Pledge set forth in this Agreement, the Pledgor shall sign and cause the Domestic Company to sign the Certificate of Capital Contribution and the Register of Shareholders attached hereto, and deliver the same together with the records of Pledge registration issued by relevant AIC to the Pledgee, and the Pledgee shall keep such documents through the Term of Pledge set forth herein.

4.2   质权人有权收取自本协议日期起质押股权产生的所有现金和非现金利益，包括所有股息和奬金。

The Pledgee shall have the right to collect all cash and non-cash benefits, including all dividends and bonus, generated from the Pledged Equity from the date hereof.

5.        出质人的陈述和保证

Representations and Warranties of the Pledgor

5.1  出质人是质押股权的合法所有人。

The Pledgor is the legal owner of the Pledged Equity.

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5.2  在质权人根据本质押协议行使质权人的权利的任何时候，不得受到任何其他方的干涉。

At any time when the Pledgee exercises the rights of pledgee in accordance with this Pledge Agreement, there shall be no interference from any other party.

5.3  质权人有权依照本协议的规定处置和转让质押。

The Pledgee shall have the right to dispose and transfer the Pledge in accordance with the provisions of this Agreement.

5.4  除质权人的利益外，出质人未对质押股权设立任何质押或第三方权利。

Except for the benefit of the Pledgee, the Pledgor has not created any pledge or third party rights on the Pledged Equity.

5.5  出质人就质押股权于本协议下设立的质押既不违反任何国家法律，法规或政府政策，也不违反出质人与任何第三方的任何合同，协议或承诺。

The pledge of the Pledged Equity by the Pledgor hereunder neither violates any national laws, regulations or governmental policies, nor breaches any contract, agreement with or commitment made to any third party by the Pledgor.

6.        出质人承诺

Covenants of the Pledgor

6.1  在本协议有效期内，出质人向质权人承诺：

During the term of this Agreement, the Pledgor covenants to the Pledgee that the Pledgor will:

6.1.1  未经质权人事先书面同意，不得移转或转让质押股权，设立或允许存在可能影响质权人权利或利益的任何其他质押或其他形式的担保;

Not transfer or assign the Pledged Equity, create or permit the existence of any other pledges or other forms of security which may affect the rights or benefits of the Pledgee without prior written consent of the Pledgee;

6.1.2  遵守有关权利质押的法律法规;在收到有关政府部门发出或作出的质押通知、决定或建议后五（5）天内向质权人提交此类通知、命令或建议;遵守此类通知、决定或建议，或者在质权人的合理要求下或经质权人同意，提出异议并对此类通知、命令或建议作出说明;以及

Comply with laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by relevant government authorities within five (5) days upon receiving such notices, orders or suggestions; comply with such notices, orders or suggestions or, alternatively, at the reasonable request of the Pledgee or with consent from the Pledgee, raise objection and provide statement to such notices, orders or suggestions; and

6.1.3  以及，将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

Timely notify the Pledgee of any event or any received notice which may affect the Pledgor’s right to all or any part of the Pledged Equity, and any event or any received notice which may change the Pledgor’s warranties and obligations under this Agreement or affect the Pledgor’s performance of his obligations under this Agreement.

6.2  出质人同意，质权人按本合同条款取得的质权，不应受到出质人或出质人的继承人或出质人之委托人或任何他人通过法律程序的中断或妨害。

The Pledgor agrees that the Pledgee’s exercise of its right to the Pledge obtained from this Agreement as a pledgee shall not be interrupted or inhibited by any legal procedure initiated by the Pledgor or any successor of the Pledgor or any person authorized by the Pledgor or any other person.

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6.3  出质人向质权人保证，为保护或完善本协议项下义务和对偿付业务合作协议项下咨询服务费等费用的担保，出质人将依诚实信用原则签署并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、合同、文件和 /或其他质权人所要求的承诺。 此外，履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人（自然人/法人）签署所存的相关股权所有权的文件，并在合理期限内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for fulfillment of the obligations and payment of the consulting and service fees under the Business Cooperation Agreement, the Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/ Legal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by the Pledgee.

6.4  出质人向质权人保证，出质人将遵守、履行本合同项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行保证、承诺、协议、陈述及条件，出质人须赔偿质权人由此遭受的一切损失。

The Pledgor undertakes to the Pledgee that he will comply with and perform all the warranties, covenants, agreements, representations and conditions for the benefit of the Pledgee. The Pledgor shall compensate the Pledgee for all losses suffered by the Pledgee due to the Pledgor’s failure to perform in whole or in part his warranties, covenants, agreements, representations and conditions.

6.5  出质人向质权人保证，出质人将与其他股东一起对本协议规定的义务承担连带责任。

The Pledgor warrants to the Pledgee that the Pledgor will, together with other shareholders, be jointly and severally liable for the obligations hereunder.

6.6  出质人不可撤销地同意，对于国内公司其他股东质押给质权人的质押股权，由于质权人行使质权，出质人放弃了对任何股权转让的优先购买权。

The Pledgor irrevocably agrees that, with respect to the Pledged Equity pledged to the Pledgee by other shareholder of the Domestic Company, he waives the right of first refusal towards any transfer of equity due to the Pledgee’s exercise of such pledge.

7.        违约情形

Event of Default

7.1  以下每事件都应被视违约情形：

Each of the following events shall be regarded as an Event of Default:

7.1.1  出质人或国内公司未履行其合同义务的;

Where the Pledgor the Domestic Company fails to perform his or its Contractual Obligations;

7.1.2  出质人根据本协议第5条作出的任何陈述或保证包含重大误导性陈述或错误和/或出质人违反本协议第5条规定的任何陈述或保证;

Where any representation or warranty made by the Pledgor under Article 5 hereof contains material misleading statements or errors and/or the Pledgor breaches any representation or warranty under Article 5 hereof;

7.1.3  出质人违反本协议第六条规定的任何承诺的;

Where the Pledgor breaches any covenant under Article 6 hereof;

7.1.4  出质人违反本协议的任何规定的;

Where the Pledgor breaches any provision of this Agreement;

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7.1.5  除前述第6.1.1条规定的情形外，未经质权人事先书面同意，出质人放弃质押股权或转让或以其他方式处置质押股权的情况;

Except for the circumstance set forth in Article 6.1.1 hereof, where the Pledgor waives the Pledged Equity or transfers or otherwise disposes the Pledged Equity without prior written consent of the Pledgee;

7.1.6  任何出质人的外部贷款，担保，赔偿，承诺或其他债务偿还义务（1）由于违约而要求在预定到期日之前偿还或履行;或（2）到期但不能按期偿还或履行，使质权人认为出质人履行本协议义务的能力受到影响;

Where any of the Pledgor’s external loans, guaranties, compensations, undertakings or other debt repayment obligations (1) is required to be repaid or performed prior to the scheduled due date because of a default; or (2) is due but cannot be repaid or performed as scheduled, causing the Pledgee to believe that the Pledgor’s ability to perform the obligations hereunder has been affected;

7.1.7  出质人无法偿还其一般债务或其他债务的;

Where the Pledgor is incapable of repaying his general debts or other indebtedness;

7.1.8  如果本协议认为非法或由于颁布任何相关法律法规，致使出质人不能继续履行本协议规定的义务;

Where this Agreement becomes illegal or the Pledgor cannot continue performing the obligations hereunder due to the promulgation of any relevant laws and regulations;

7.1.9  如果本协议的可执行性、合法性或有效性所必需的政府机构的所有同意，许可，批准或授权，出现取消，暂停，无效或实质性修改;

Where all consents, permits, approvals or authorizations from the governmental agencies which are necessary for the enforceability, legality or effectiveness of this Agreement, are cancelled, suspended, invalidated, or substantially amended;

7.1.10  出质人拥有的财产发生不利变动，使质权人认为出质人履行本协议义务的能力受到影响;

Where there have been adverse changes to the properties owned by the Pledgor, which causes the Pledgee to believe that the ability of the Pledgor to perform the obligations hereunder has been affected;

7.1.11  如果国内公司的继承人或保管人只能履行部分的“独家业务合作协议”或拒绝履行支付义务;以及

Where the successor or custodian of the Domestic Company may only perform a portion of, or refuses to perform, the payment obligations under the Exclusive Business Cooperation Agreement; and

7.1.12  质权人未能按照有关法律法规行使质权实现的其他情形。

Other circumstances under which the Pledgee cannot exercise the right to enforce the Pledge according to relevant laws and regulations.

7.2  如果出质人知道或发现本协议第7.1条规定的任何事件或可能导致上述事件发生的任何事件，出质人应立即书面通知质权人。

The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor knows or discovers that any event specified under Article 7.1 hereof or any event that may result in the foregoing events has occurred.

7.3  除非本协议第7.1条规定违约事件的解决已达令质权人满意的程度，否则质权人在违约事件发生后的任何时间，可以向出质人发出书面违约通知，并按照本协议和中国的法律法规执行质押。

Unless an Event of Default under Article 7.1 hereof has been solved to the Pledgee’s satisfaction, the Pledgee, at any time after the Event of Default occurs, may give a written Notice of Default to the Pledgor, to enforce the Pledge in accordance with this Agreement and the PRC laws and regulations.

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8.        质权的行使

Exercise of the Pledge

8.1  在履行合同义务之前，未经质权人事先书面同意，出质人不得放弃、转让或以其他方式处置质押股权。

The Pledgor shall not waive, transfer or otherwise dispose the Pledged Equity without prior written consent of the Pledgee, prior to the full performance of the Contractual Obligations.

8.2  质权人在将要行使质押时，应当向出质人发出书面通知。

The Pledgee shall give a written Notice of Default to the Pledgor when it intends to exercise the Pledge.

8.3  根据第7.3条的规定，质权人可以在根据第7.3条发布违约通知时或在此后的任何时间行使质权。

Subject to Article 7.3, the Pledgee may exercise the right to enforce the Pledge when issuing the Notice of Default in accordance with Article 7.3 or at any time thereafter.

8.4  在根据第7.3条发出违约通知后，质权人可以根据中国法律和本协议采取违反合同的所有补救措施，包括但不限于以折扣价格收购质押股权，或根据第8.6条约定的顺序处置拍卖或出售质押股权取得的收益，直至所有担保债务偿还为止。

Upon issuing a Notice of Default under Article 7.3, the Pledgee may exercise all remedies for breach of contract under the PRC laws and hereunder, including without limitation, acquiring the Pledged Equity at discounted price, or auction or sale of the Pledged Equity with the proceeds to be paid based on the order agreed in Article 8.6, until all Secured Debts are repaid.

8.5  当质权人按照本协议实现质押时，出质人不得设置任何障碍，并应给予必要的协助，以便质权人实现质权。

When the Pledgee enforces the Pledge in accordance with this Agreement, the Pledgor shall not put up any obstacle and shall give necessary assistance so as to facilitate the Pledgee’s realization of the Pledge.

8.6  质权人在实现质押时获得的收益，应按下列顺序执行：首先，支付处置质押股权以及质权人行使其权利所产生的所有费用（包括支付给质权人的律师和代理人报酬）;第二，支付因出售质押股权而应付的税款;第三，向质权偿还担保债务。如果在支付这些款项后有任何余额，质权人应将余额退还给出质人或其他根据相关法律法规有权享有此类余额的人，或者将其提存至质权人住所地的公证机关（提存所产生的任何费用应由出质人承担）。质押股权因拍卖或出售转换为货币后，如果获得的收益不足以偿还所有抵押债务，则差额应由出质人支付。

Proceeds obtained by the Pledgee from exercise of the Pledge shall be applied by the following order: firstly, paying all costs arising out of the disposal of the Pledged Equity and the exercise of its rights and powers by the Pledgee (including the remuneration paying to the attorneys and agents of the Pledgee); secondly, paying taxes payable due to disposal of the Pledged Equity; thirdly, repaying the Secured Debts to the Pledgee. In case of any balance upon netting of such payments, the Pledgee shall refund the balance to the Pledgor or other persons who are entitled to such balance according to relevant laws and regulations, or deposit the same to a notarization authority at the domicile of the Pledgee (and any costs so incurred shall be solely borne by the Pledgor). After the Pledged Equity is converted into money, auctioned or sold, if the proceeds so obtained are insufficient to repay all Secured Debts, the difference shall be paid by the Pledgor.

9.        违约责任和赔偿

Default Liabilities and Indemnity

9.1  违约责任。各方同意并确认，如果本协议的任何一方（“违约方”）严重违反本协议的任何条款，或者实质上未履行或延迟履行本协议项下的任何义务，则构成本协议下的违约（“违约“），以及任何除本协议下的其他相关权利外，其他非违约方（”非违约方“）可以要求违约方在合理的时限内进行更正或采取补救措施。如果违约方仍未在合理期限内或在他方书面通知违约方并要求更正后十（10）天内进行更正或采取补救措施，非违约方可以要求违约方支付违约赔偿金。

Default Liabilities. The Parties agree and confirm that if any Party hereto (“Breaching Party”) materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”)，and any of other non-breaching Parties (“Non-breaching Parties”) may，in addition to other relevant rights available hereunder, request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, the Non-breaching Parties may request the Breaching Party to pay liquidated damages.

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9.2  赔偿。出质人应完全赔偿质权人因履行本协议而对质权人提起的任何诉讼，索赔或其他要求所造成的任何损失，损害，责任和/或费用，并保证质权人免受因出质人的任何行为或任何第三方因出质人的行为而提出的任何索赔而对质权人造成任何损失和损害。

Indemnity. The Pledgor shall fully indemnify Pledgee against any loss, damage, liability and/or cost resulting from any action, claim or other demand made against the Pledgee due to or arising out of the performance of this Agreement, and hold the Pledgee harmless from any loss and damage caused to the Pledgee by any act of the Pledgor or any claim made by any third party due to the act of the Pledgor.

10.    转让

Assignment

10.1  未经质权人事先同意，出质人无权授予或转让本协议项下的权利和义务。

The Pledgor has no right to grant or assign his rights and obligations hereunder without prior consent of the Pledgee.

10.2  本协议对出质人及其继承人具有约束力，对质权人及其继承人和得许可受让方具有约束力。

This Agreement shall be binding upon the Pledgor and his successors and be binding on the Pledgee and each of its successors and permitted assigns.

10.3  质权人可随时将本协议项下的全部或任何权利和义务转让给指定的任何人（自然人/法人），在这种情况下，受让人等同本协议的缔约方般，应享有并承担质权人根据本协议享有和承担的权利和义务。 当质权人转让本协议项下的权利和义务时，应质权人的请求，出质人应签署与该转让有关的协议和/或文件。

The Pledgee may at any time assign all or any of its rights and obligations hereunder to any person designated by it (a natural person/ legal person), in which case, the assignee shall enjoy and bear the rights and obligations enjoyed and borne by the Pledgee under this Agreement as if such assignee was a party to this Agreement. When the Pledgee assigns the rights and obligations hereunder, at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such assignment.

10.4  质权人因转让而变更后，质押的新缔约方应签署与本协议实质一致的新质押协议。

After the Pledgee has been changed as a result of an assignment, the new parties to the Pledge shall execute a new pledge agreement which shall be substantially consistent with this Agreement.

11.    生效和终止

Effectiveness and Termination

11.1  本协议自各方签字之日起生效。各方特此同意并承认，此处的条款和条件对出质人成为国内公司股东的日期具有追溯效力。

This Agreement shall take effect as of the date when the Parties sign thereon. The Parties hereby agree and acknowledge that the terms and conditions herein shall have retrospective effect to the date when the Pledgor becomes a shareholder of the Domestic Company.

11.2  各方进一步确认，无论本协议下的质押是否已在工商行政管理局登记，不影响本协议的有效性或合法性。

The Parties further confirm that, whether the Pledge hereunder has been registered with the competent administration for industry and commerce shall not affect the effectiveness or validity of this Agreement.

11.3  本协议应在合同义务全部履行或担保债务全额偿还之日（以较晚者为准）终止。本协议终止后，质权人应尽快解除本协议项下的质押。

This Agreement shall terminate on the date when the Contractual Obligations are fully performed or when the Secured Debts are repaid in full (whichever later). Upon termination of this Agreement, the Pledgee shall release the Pledge hereunder as soon as practically possible.

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11.4  质押的发布也应当记录在国内公司股东名册中，并依法向国内公司工商行政管理部门办理登记。

The release of Pledge shall also be recorded in the register of shareholders of the Domestic Company, and go through the registration of release with the competent administration for industry and commerce of the Domestic Company according to laws.

12.    手续费及其他费用

Fees and Other Charges

12.1  各方同意并承认出质人应负责所有与本协议有关的费用和实际费用，包括但不限于法律费用，经办成本，印花税和任何其他税费。 如果质权人依照法律规定缴纳相关税款，出质人应当对质权人支付的税款给予全额赔偿。

The Parties agree and acknowledge that the Pledgor shall be responsible for all of the fees and actual expenses in relation to this Agreement including, but not limited to, legal fees, production costs, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with the laws, the Pledgor shall fully indemnify the Pledgee for such taxes paid by the Pledgee.

12.2  因出质人未能支付出质人根据本协议或其他原因应付的任何税款或费用，质权人以任何方式向出质人提出索赔时，出质人应承担因此类索赔产生的所有费用（包括但不限于任何税费，手续费，管理费，诉讼费，律师费和各种保险费等与实现质权有关的费用）。

In the event that the Pledgee has to make a claim against the Pledgor by any means as a result of the Pledgor’s failure to pay any tax or expense payable by the Pledgor under this Agreement or due to other reasons，the Pledgor shall be responsible for all the expenses arising from such claim (including but not limited to any taxes, handling fees, management fees, litigation fees, attorneyfees, and various insurance premiums in connection with the disposition of the Pledge).

13.    适用法律和争议解决

Applicable Laws and Dispute Resolution

13.1  本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out of，this Agreement shall be governed by the PRC laws.

13.2  争议解决。因解释和履行本协议而发生的任何争议，本协议各方首先通过友好协商的方式加以解决。如果与本协议有关或由本协议引起的任何争议无法通过友好协商解决，任何一方均可将此类争议提交上海国际经济贸易仲裁委员会，并根据其当时有效的仲裁规则在上海解决纷争。 对于本协议下的仲裁，仲裁庭应由三名仲裁员组成。申请人和被申请人各自指定一名仲裁员，第三名仲裁员由上述两名仲裁员经协商或由上海国际经济贸易仲裁委员会委任。仲裁裁决是终局的，对各方具有法律约束力。 除仲裁裁决另有规定外，所有费用应由败方承担。 各方一致同意仲裁不得公开进行。

Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to Shanghai International Economic and Trade Arbitration Commission to be administered in Shanghai in accordance with its arbitration rules then in force. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The applicant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the said two arbitrators upon negotiation or appointed by Shanghai International Economic and Trade Arbitration Commission. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

14.    法律变更

Change in Law

本协议生效后，如果中国的任何中央或地方立法或行政机关修改任何中央或地方法律，法规，条例或其他规范性文件，包括修改，补充，废除，解释或公布任何实施方法或规则现行法律，法规，条例或其他规范性文件（统称“修订”），或者发布新的法律，法规，条例或者其他规范性文件（统称“新规”），则在以下前提下适用：

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the PRC amends any central or local PRC law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document ( collectively referred to as the “Amendment”), or issuing any new law, regulation, ordinance or other normative document (collectively referred to as “New Regulation’’)，the following provisions shall apply:

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14.1  如果修订或新规对任何一方比本协议有效期内的适用法律，法规更有利（而另一方不会因此产生任何重大不利影响），则各方应及时向有关当局申请（如有必要）以获取此类利益，双方应尽一切努力促使获取此类许可；

If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement (and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application；

14.2  如果由于修订或新规对质权人的经济利益有任何直接或间接的重大不利影响，并且三方不能按照本协议之规定解决对质权人经济利益的不利影响，则在质权人通知其他各方后，三方应及时协商对本协议进行所有必要的修改，以最大限度地保护质权人的经济利益。

If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of the Pledgee hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of the Pledgee in accordance with the provisions of this Agreement, then after the Pledgee notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of the Pledgee hereunder.

15.    不可抗力

Force Majeure

15.1  “不可抗力事件”是指任何超出缔约方合理控制范围的事件，并且不能通过受影响方的合理注意义务来防止，包括但不限于自然灾害，战争和暴动，但欠缺债信，资本或资金不视为超出一方合理控制范围。 如果发生不可抗力事件延迟或妨碍履行本协议，受影响的一方对此类延迟或无法履行的义务不承担责任。 寻求免除本协议履约义务或本协议任何条款规定的受影响方应立即通知他方被免除的义务和完成履行应采取的措施。

A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. In the event that the occurrence of a Force Majeure Event delays or prevents the performance of this Agreement, the affected Party shall not be liable for any obligations hereunder only for such delayed or prevented performance. The affected Party who seeks to be exempt from the performance obligation under this Agreement or any provision hereof shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

15.2  只有当协议受影响方已尽一切合理努力履行本协议时，寻求豁免义务的一方始可免除履行被延迟或被阻碍的义务，而不承担任何责任。 一旦此类责任免除的原因被纠正或修补，各方同意尽最大努力恢复履行本协议。

The Party affected by Force Majeure Event shall not assume any liability hereunder, provided that only when the affected Party has made all reasonable efforts to perform this Agreement, the Party who seeks exemption of obligation may be exempted from performing such obligation and only to the extent of the delayed or impeded performance. Once the cause for such exemption of liability is corrected and remedied, each Party agrees to use his or its best efforts to resume the performance of this Agreement.

16.    其他

Miscellaneous

16.1  通知。根据本协议发出的所有通知均应通过专人递送、传真或挂号邮件发送。如果通过挂号邮件发送，则在签署收到挂号邮件的回执之日视为有效地发出通知。 通过专人递送或传真传送时，则视为于交付之日发出通知。通过传真发送的通知的原件应通过挂号邮件发送或在通过传真发送后由专人递送。

Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

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16.2  进一步保证。各方同意立即签订为履行本协议条款和目的而合理需要的其他文件，并采取有助于履行本协议条款和目的的进一步合理行动。

Further Assurance. The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purpose of this Agreement.

16.3  完整协议 除本协议签署之后的修改，补充或书面变更外，本协议应构成三方就本协议内容达成的完整协议，并取代所有事先的口头和书面协商。

Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

16.4  标题。本协议的标题权为方便起见，不得用于解释或以其他方式影响本协议条款的含义。

Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

16.5  可分割性。如果本协议的任何条款因相关法律不一致而无效或不可执行，则该条款在相关法律适用的范围内被视为无效或不可执行，且不会影响本协议其他条款的法律效力。

Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

16.6  豁免。任一缔约方均可豁免本协议的条款和条件，前提是此类豁免权在以书面形式提出并经各方同意和签署后生效。如果违约之一方在特定情况下得到他方的豁免，该豁免不构成也取得其他类似违约行为的豁免。

Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

16.7  协议的修正和补充。三方应通过书面文书修改和补充本协议。经各方妥善签署后，该修改和补充将成为本协议的组成部分，并具有与本协议相同的法律效力。

Amendment and Supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

16.8  份数及语言。本协议应以中、英文书就，一式三份，各方各持一份副本，其余为AIC登记，各份具有同等效力。如果中、英文发生不一致，则以英文版本为准。

Counterpart and Language. This Agreement shall be written in Chinese and English and made in three copies, with each Party hereto holding one copy and the rest for AIC registration. Each copy has the same effect. In the event of any inconsistency between Chinese and English, the English version shall prevail.

16.9  附录。本协议中列出的附录是本协议的组成部分。

Appendices, The appendices listed in this Agreement are integral parts of this Agreement.

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(本页留作股权质押协议的签名页)

(This page is intentionally left as the signature page of the Equity Pledge Agreement)

质权人 ：上海诺斯拉文化有限公司

Pledgee: Shanghai Nocera Culture Co., Ltd.

签字：/s/ Song-Yuan Teng

Signature: /s/ Song-Yuan Teng

姓名 ：邓淞元

Name: Song-Yuan Teng

职务：董事

Title: Director

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(本页留作股权质押协议的签名页)

(This page is intentionally left as the signature page of the Equity Pledge Agreement)

出质人 ：宗辉

Pledgor: Zong Hui

签字：/s/ Zong Hui

Signature: /s/ Zong Hui

姓名 ：宗辉

Name: Zong Hui

职务：董事长

Title: Chairman

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(本页留作股权质押协议的签名页）

(This page is intentionally left as the signature page of the Equity Pledge Agreement)

国内公司：杭州星咖互娱文化传媒有限公司

Domestic Company: Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD

签字：/s/ Zong Hui

Signature: /s/ Zong Hui

姓名 ：宗辉

Name: Zong Hui

职务：董事长

Title: Chairman

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附件一：

Appendix 1:

《独家购买权协议》

《Exclusive Call Option Agreement》

《投票权代理协议》

《Voting Rights Proxy Agreement》

《独家业务合作协议》

《Exclusive Business Cooperation Agreement》

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